MILLENNIUM RUSSIA FUND
                                   a series of
                              THE WORLD FUNDS, INC.
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235
                                 (800) 527-9525

                    Supplement dated October 15, 2008 to the
              Institutional Shares Prospectus dated January 2, 2008

The following disclosure replaces footnote 3 under the section entitled "Fees and Expenses" currently presented on page 3:

3. The Fund reserves the right to waive the deferred sale charge on certain Institutional Shares in order to qualify the Fund for inclusion in brokerage platforms, wrap programs and fund supermarkets. The Fund has approved this waiver and the imposition of a redemption fee to discourage market timing. If you are in a category of investors who purchase Institutional Shares through such programs, you will be subject to a 2.00% redemption fee if you redeem your shares less than 90 calendar days after you purchase them. If this fee is imposed it would raise the expenses of your shares. Such fees, when imposed, are credited directly to the assets of the Fund to help defray the expenses to the Fund of short-term trading activities. These fees are never used to pay distribution or sales fees or expenses. The redemption fee will not be assessed on certain types of accounts or under certain conditions. A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.



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